UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 17, 2006

Wauwatosa Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	000-51507	20-3598485
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11200 W Plank Ct, Wauwatosa, Wisconsin		53226
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-761-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(a) Not applicable.

(b) Not applicable.

(c) On January 17, 2006, the Wauwatosa Holdings, Inc. (the "Company") board of directors appointed Douglas S. Gordon Chief Operating Officer of the Company. Mr. Gordon has served as President and Chief Operating Officer of Wauwatosa Savings Bank (the "Bank) since November 2005 and has been a member of the Company's board of directors since October 2005. He is also a director of the Bank and of the Company's mutual holding company, Lamplighter Financial, MHC. The terms of Mr. Gordon's employment agreement with the Bank, which shall also govern his employment with the Company, were described in the Form 8-K filed by the Company on October 26, 2005, which information is incorporated herein by reference.

(d) Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wauwatosa Holdings, Inc.

January 17, 2006	By:	Richard C. Larson

Name: Richard C. Larson
Title: CFO